noble americas

A member of the Noble Group

December 1, 2005

Mr. Richard Jarboe
President
Gateway Ethanol, LLC
1320 East First Street
Pratt, Kansas 67124

RE: ADDENDUM AND AMENDMENT TO ETHANOL PURCHASE AND SALE AGREEMENT

Dear Mr. Jarboe:

This letter agreement is an addendum and amendment to the Ethanol Purchase and Sale Agreement entered into between Noble Americas Corp. and Gateway Ethanol, LLC and is to be incorporated and become part of that Agreement.

Paragraph 3.3 of said Ethanol Purchase and Sale Agreement is hereby deleted in full and is replaced by the following Paragraph 3.3:

> "3.3 Commencement of Obligations. The obligations under this Agreement shall arise only if and when, and are conditioned upon the commencement of commercial operations of the Plant. Should the Plant not achieve Financial Closing on or before December 31, 2006, there shall be no obligation (unless such date shall have been extended by Purchaser) on the part of any of the parties hereunder, except for reimbursement of Purchaser's documented costs and expenses incurred by Purchaser in contemplation of such commencement of commercial operations, even if this Agreement has not theretofore been terminated."

For purposes of determining fair market value of Noble's investment within the meaning of Paragraph 1.7 of the Agreement, such fair market value shall be determined as the independently appraised value of the company in which such investment shall have been made by Noble, i.e. whether in Gateway Ethanol LLC or in Gateway HoldCo, LLC, multiplied by the percentage ownership interest held by Noble therein, without any discount as to minority interest, lack of tradeability, or similar discounts.

Upon execution below, this addendum shall become part of and be incorporated into the Ethanol Purchase and Sale Agreement between Noble Americas Corp. and Gateway Ethanol, LLC.

NOBLE AMERICAS CORP.

By: [signature]
Its: EXECUTIVE VICE PRESIDENT

Noble Americas Corp
Stamford Harbor Park, 333 Ludlow Street, Suite 1230, Stamford, CT 06902, USA
Tel +1 203 324 8555 Fax +1 203 324 8565
www.thisisnoble.com

ASIA'S BEST COMPANIES 2005

CONSENT AND APPROVED BY
GATEWAY HOLDCO, LLC

By: ______________________
Its: PRESIDENT

CONSENT AND APPROVED BY
GATEWAY ETHANOL, LLC

By: ______________________
Its: PRESIDENT

Noble Americas Corp
Stamford Harbor Park, 333 Ludlow Street, Suite 1230, Stamford, CT 06902, USA
Tel +1 203 324 8555 Fax +1 203 324 8565
www.thisisnoble.com